Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FutureTech II Acquisition Corp. (the “Company”) on Form 10-K/A for the period ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Ray Chen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2024	By:	/s/ Ray Chen
Ray Chen
Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)